EXECUTION VERSION AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT (this “Agreement”) BETWEEN: CRONOS ISRAEL G.S. CULTIVATION LTD. (No. 515790988) (the “Company”) - and - RAN GORELIK, Israeli ID number 56789472, an individual residing in the City of Shilat, in Israel (the “Executive”) - and – solely for the purposes specified herein, CRONOS GROUP INC. (“Cronos Group”) WHEREAS the Company is an indirect subsidiary of Cronos Group in which Cronos Group holds a 70% equity interest; WHEREAS the Company and the Executive previously entered into an employment agreement, dated as of August 16, 2020 (the “Prior Agreement”); WHEREAS the Executive is currently employed with by the Company as General Manager (Israel), and the Company wishes to continue engaging the services of the Executive in a senior and specialized capacity by entering into an amended and restated employment agreement (this “Agreement”); WHEREAS as of April 2, 2024 (the “Effective Date”), the Executive shall, on a voluntary and irrevocable basis, cease serving as General Manager (Israel), and shall continue in the position of Chairman of Cronos Israel for a period of up to two years following the Effective Date; WHEREAS the Executive will continue to have extensive access to the customers, vendors, suppliers, distribution processes and other unique and valuable confidential information and trade secrets of the Company, Cronos Group and their respective affiliates (excluding Altria Group, Inc. and its subsidiaries) and related entities (together, the “Group”); AND WHEREAS the Executive acknowledges that this Agreement, including without limitation the proprietary rights, confidentiality, non-solicitation and non-competition provisions that form part of this Agreement, are essential to protect the legitimate business interests of the Group;

2 NOW THEREFORE in consideration of the foregoing and the mutual covenants and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Executive, and solely for the limited purposes specified in Section 4.4, Cronos Group (together, the “Parties”), agree as follows: 1. Position and Term 1.1 As of the Effective Date, Executive shall (i) on a voluntary and irrevocable basis, cease serving as General Manager (Israel) and all other positions he may hold as an officer (or similar or equivalent position) of the Group, and shall sign such resignations in respect thereof as the Company or Cronos Group may request, and (ii) continue in the position of Chairman of Cronos Israel (the “Position”) until April 1, 2026 (the “Scheduled End Date”, as may be amended by the Parties), at which time the Executive’s employment with the Company will automatically terminate, unless otherwise terminated earlier in accordance with Section 5 of this Agreement (the period between the Effective Date and the date on which the Executive’s employment with the Company terminates, “Term”). 2. Location 2.1 The Executive shall generally work out of the Company’s location in Gan Shmuel, Israel, with business travel as reasonably required to perform the Executive’s duties hereunder. 3. Employment Duties 3.1 The Executive shall perform such duties and exercise such powers as are normally associated with or incidental and ancillary to the Position and as may be assigned to the Executive from time to time. Without limiting the foregoing, during the Term, the Executive shall: (i) assist the incoming Senior Vice President, Head of Cronos Israel, with business transition plans; (ii) serve as a key business partner liaison, including, without limitation, with respect to key business, government and other stakeholder relationships; and (iii) provide such other business advice and assistance as appropriate and necessary. In fulfilling the Executive’s duties to the Company, the Executive shall be instructed by and shall regularly report to the Chief Executive Officer of Cronos Group (the “CEO”). 3.2 The Executive agrees and acknowledges that due to the Executive's senior managerial position in the Company and the special amount of trust involved in the Position, the Hours of Work and Rest Law, 1951 (the “Hours of Work and Rest Law”) does not apply to the Executive’s employment. The Executive acknowledges that the set amount of the Base Salary (as defined hereunder) agreed upon reflects the requirements of the Position to work additional and irregular hours. Therefore, the Executive shall not be entitled to claim or receive payments or any additional pay for overtime working hours, or work performed on Fridays, Saturdays or Jewish festival holidays. 3.3 Without limiting the foregoing, the Executive shall: (a) devote such time and attention as may be reasonably required to perform such duties and exercise such powers as are normally associated with or incidental and ancillary to the Position, and shall not, without the prior written consent of the CEO, undertake any other business or occupation or public office; (b) perform those duties that may be assigned to the Executive diligently, honestly, and faithfully to the best of the Executive’s ability and in the best interest of the Company;

3 (c) abide by all Company policies and Cronos Group policies, as instituted and amended from time to time including but not limited to, the Cronos Group Employee Handbook (Israel); (d) use best efforts to promote the interests and goodwill of the Company and not knowingly do, or permit to be done, anything which may be prejudicial to the Company’s interests, it being understood and agreed that the Executive is a fiduciary of the Company and owes fiduciary obligations to the Company that are not extinguished by this Agreement; (e) identify and immediately report to the CEO any gross misrepresentations or violations of the Code of Business Ethics and Conduct or applicable law by the Company or its management; and (f) comply with the Sexual Harassment Prevention Law, 1998, as well as the with provisions of any regulations enacted by its virtue and with the Cronos Group’s Policy for Prevention of Sexual Harassment at the workplace, and act in accordance with said laws and policy. 4. Compensation and Benefits 4.1 Base Salary. The Company shall pay the Executive a base salary (“Base Salary”) as follows: (a) for the period from the Effective Date to April 1, 2025, a monthly base salary of NIS 45,000 gross; and (b) for the period from April 2, 2025 to the Scheduled End Date, a monthly base salary of NIS 30,000 gross. The Base Salary shall be paid by direct deposit in accordance with the Company’s payroll practices, on the date determined by the Company, however, no later than such date required by law in respect of the previous month. 4.2 Performance Bonus. (a) During the Term, the Executive shall be eligible to participate in the Company’s annual cash bonus plan as may be in effect from time to time, and to receive an annual bonus, subject to the terms and conditions of that plan as determined by the Company at its sole discretion. The Executive’s target bonus opportunity shall be: (i) NIS 189,000 in respect of the 2024 fiscal year; and (ii) NIS 90,000 in respect of the 2025 fiscal year. Notwithstanding the foregoing, the actual bonus amounts of any bonuses in respect of the 2024 and 2025 fiscal years, if any, will be determined pursuant to the terms of the applicable annual bonus plan. The Company reserves the right to amend or terminate any annual bonus plan established or adopted at any time, without notice or further obligation (subject only to the minimum requirements of applicable legislation, if any). For the avoidance of doubt, the Executive will not be eligible for an annual bonus or any prorated bonus in respect of the 2026 fiscal year. (b) The Executive must be actively employed by the Company on the applicable payment date to be eligible for any annual bonus, unless provided otherwise pursuant to the applicable annual cash bonus plan. For certainty, if the Executive’s employment is terminated by the Company with or without Justifiable Cause, or the Executive resigns or otherwise terminates employment for any reason, the Executive shall cease to be “actively employed” on the last day of employment as specified in the Company’s or the

4 Executive’s written notice of termination, as applicable. There shall be no guarantee of a bonus in any given year. 4.3 Advanced Study Fund - Keren Hishtalmut (a) The Company and the Executive shall maintain a Keren Hishtalmut (the “Fund”). Use of these funds shall be in accordance with the by-laws of the fund. (b) The Company shall contribute to the Fund an amount equal to 7.5% of Base Salary and the Executive shall contribute to such Fund an amount equal to 2.5% of Base Salary. (c) The Executive shall bear any applicable tax deriving from the aforementioned contributions. For the avoidance of any doubt, the Company shall not gross up any tax payable in respect of such contributions. 4.4 Long-Term Incentive Compensation. The Executive shall be eligible to receive grants of equity- based awards over shares of Cronos Group with a target incentive opportunity, based on the grant date fair value of such awards, of: (i) USD $100,000 in respect of the 2024 fiscal year; and (ii) USD $50,000 in respect of the 2025 fiscal year; provided that the actual amount, if any, of the grants shall be determined by the board of directors of Cronos Group (the “Board”) or the Compensation Committee of the Board, as applicable, at its sole discretion. Any equity-based grants shall be governed by the terms and conditions of the equity award plan or any other applicable plan of Cronos Group and the applicable award agreement, except as expressly set forth herein. Such plan or plans may be amended from time to time at Cronos Group’s sole discretion. Upon the cessation of the Executive’s employment for any reason, the Executive’s entitlements in respect of any equity-based awards shall be governed by the terms and conditions of the applicable equity award plan, any other applicable plan and the applicable award agreement, except as expressly set forth herein. The Executive shall not be eligible for any further grants of equity-based awards following the effective date of termination or damages in lieu thereof, regardless of any applicable notice period, pay in lieu of notice, severance payment or similar amount. 4.5 Pension Insurance (a) The Company and the Executive shall maintain Managers Insurance or a Pension Fund according to the Executive’s choice (“Pension Insurance”). The contribution to the Pension Insurance shall be as follows: (i) the Company shall contribute an amount equal to 6.5% of Base Salary payments as premium payments (the “Company Contribution”) and an additional 8.33% of Base Salary payments for severance payments; and (ii) the Executive shall contribute 6% of Base Salary payments as premiums payable in respect of Pension Insurance. (b) The Executive hereby instructs the Company to transfer to the Pension Insurance the amounts of the Executive’s and the Company’s contributions from each Base Salary payment, on account of the Pension Insurance. (c) In the event the Executive elects to obtain Managers Insurance, the Company Contribution shall include payments toward a disability insurance that would insure 75% of Base Salary (“Disability Insurance”), which may be included within the Managers Insurance policy, for the exclusive benefit of the Executive, provided that the Company’s contribution towards premium payments shall not be less than 5% of Base Salary. For the removal of

5 any doubt, the Company Contribution together with any payments towards Disability Insurance shall not exceed 7.5% of Base Salary. (d) The amounts accrued in the Pension Insurance shall be in lieu and in full and final substitution of any severance pay the Executive shall be or become entitled to under any applicable Israeli law. This Section is in accordance with Section 14 of the Severance Pay Law, and the General Approval of the Labor Minister, dated June 30, 1998, issued in accordance to the said Section 14, a copy of which is attached hereto as Exhibit A. 4.6 Vacation. The Executive shall be entitled accrue, on a pro-rata basis, twenty (20) Business Days paid vacation per year. “Business Day” means any day other than a Friday, Saturday or a day observed as a Jewish or National holiday in Israel. The Executive shall take vacation time at such times as are approved in advance by the Company. Vacation time entitlement shall be prorated for the period of the Executive’s active employment in the calendar year that the Executive commences and terminates employment, subject to the minimum requirements of applicable legislation. Vacation will be accrued and may be carried over in accordance with the Company’s vacation policy, as may be amended from time to time.. 4.7 Sick Leave. Executive shall be entitled to such number of paid Sick Leave days during each year of employment as provided by Israeli Labor Law. 4.8 Dmey Havra’ah (Recreation Pay). The Executive shall be entitled to “Dmey Havra’ah” in accordance with any applicable law. 4.9 Company Car. The Company shall provide the Executive with a vehicle of a make, model and size determined by and available to the Company (the “Car”). In addition, the Company shall provide the Executive with gross-up payments equal to any taxes resulting from the value of the provision of the Car in accordance with applicable law. The Company will bear the cost of the Executive’s monthly consumption of gas, based on the Company’s policy, as may be modified from time to time. The Company shall not bear the costs of any tickets, penalties or fines of any kind. The Executive shall: (i) use the Car in accordance with applicable Company policies that may be in effect from time to time; (ii) take reasonable care of the Car and ensure that the provisions and conditions of any policy of insurance relating thereto are observed (including the provisions with respect to the protection of the Car); (iii) pay any tickets, penalties or fines of any kind that may be imposed as a result of the Executive’s use of the Car, to the extent imposed as a result of an act or omission of the Executive, or anyone on his behalf, or authorized by him to use the Car, and the Executive authorizes the Company to deduct said amounts from any payment due from the Company to the Executive, including the Base Salary; and (iv) in the event that the Executive’s employment terminates for any reason, return the Car to the Company along with the keys to the Car and all licenses and other documentation relating to the Car. The Executive shall not have any right of lien on the Car or any document or property relating thereto. It is clarified that the Car covers any travel cost to and from the office, as well as reasonable personal use, and the Executive is not entitled to any additional travel expenses. 4.10 Mobile Phone Expenses. The Company shall provide the Executive with a mobile phone (the “Mobile Phone”) and shall pay for reasonable costs associated with the Executive’s use of the Mobile Phone in accordance with applicable Company policy, as may be amended from time to time. The Executive is responsible for any costs associated with the Mobile Phone that exceed Company limits, and the Executive hereby authorizes the Company to deduct any such costs directly from the Base Salary. The Executive shall bear any tax liability arising from use of the

6 Mobile Phone. The Executive will maintain the Mobile Phone in good working condition. The Executive shall not have any right of lien on the Mobile Phone or any document or property relating thereto. 4.11 Business Expenses. The Executive shall be reimbursed for all reasonable travel and other out-of- pocket expenses properly incurred by the Executive from time to time in connection with performance of the Executive’s duties. The Executive shall furnish to the Company all invoices or statements in respect of expenses for which the Executive seeks reimbursement in accordance with the Company’s policies or procedures for expense reimbursement, as may be amended from time to time. 4.12 Deductions and Withholdings. The Company shall make such deductions and withholdings from the Executive’s remuneration and any other payments or benefits provided to the Executive pursuant to this Agreement as may be required by law. 4.13 Clawback Policy. The Executive agrees and acknowledges that any annual, long-term or other cash, equity or equity-based incentive or bonus compensation paid, provided or awarded to the Executive, is subject to the terms and conditions of any clawback or recapture policy that Cronos Group may adopt from time to time, and may be subject to the requirement that such compensation be repaid to the Company after it has been distributed to the Executive. 5. Term and Termination of Employment 5.1 This Agreement and the Executive’s employment with the Company will automatically terminate on the Scheduled End Date, and the Executive will not be entitled to receive any acclimation pay (dmey histaglut). 5.2 Either party may terminate this Agreement and the employment relationship before the Scheduled End Date by providing the other party prior written notice of one (1) months (the “Notice Period”). The employer-employee relationship shall terminate upon completion of the Notice Period as required by law. Without derogating from the rights of the Company under this Agreement or any applicable law, the Company may terminate this Agreement forthwith with immediate effect, at any time, by paying to the Executive the legally required compensation in lieu of the Notice Period. 5.3 Upon termination by the Company without Justifiable Cause before the Scheduled End Date, the Executive shall be entitled, in addition to the Notice Period as described herein, to receive as acclimation pay (dmey histaglut) a payment equal to the Base Salary that would have been paid by the Company to the Executive, but for the termination of the Executive’s employment, during the period from the date on which the Executive’s employment terminates and the Scheduled End Date (the “Acclimation Pay”). For the removal of any doubt, the Executive will not be entitled to the Acclimation Pay, or any part thereof, in case the Executive is dismissed for Justifiable Cause or resigns from his employment with the Company. 5.4 During the Notice Period, if any, whether notice has been given by the Executive or by the Company, the Executive shall continue to render his services to the Company unless instructed otherwise by the Company, and shall cooperate with the Company and use his best efforts to assist with the transition of the Executive’s responsibilities. 5.5 The Executive hereby expressly agrees that, following an invitation to a termination hearing or during the Notice Period, the Company may terminate the Executive’s access to Company systems

7 without providing the Executive with any prior notice and without being required to obtain the Executive’s further consent. 5.6 Notwithstanding the aforementioned, the Company shall be entitled to terminate this Agreement forthwith with immediate effect, at any time, by providing notice thereof to Executive, where said termination is a termination for Justifiable Cause (as defined below). In such event, without derogating from the rights of the Company under this Agreement or any applicable law, Executive shall not be entitled to any Notice Period or any payment in lieu of any Notice Period, Acclimation Pay or severance pay of any kind. 5.7 The following reasons shall be deemed “Justifiable Cause”: (a) the Executive commits a fundamental breach of this Agreement, including a breach of his covenants in Section 6 herein; (b) the Executive performs any act that entitles the Company legally to dismiss him without paying him any severance pay in connection with such dismissal; (c) the Executive breaches the Executive’s duty of good faith to the Company, including but not limited to, theft, embezzlement, self-dealing, or prohibited disclosure of Confidential Information (as defined below) to any unauthorized individual, corporation (including not- for-profit), general or limited partnership, limited liability company, joint venture, association, joint-stock company, estate, trust, organization, governmental authority or other entity of any kind or nature (“Person”); (d) the Executive’s intentional gross misconduct in the performance of his obligations under this Agreement in a manner that causes (or is likely to cause) material harm to the Company; or (e) conviction of the Executive in a crime or felony involving moral turpitude. 6. Restrictive Covenants 6.1 Non-Disclosure (a) Nondisclosure; Recognition of Company’s Rights. At all times during the Executive’s employment with the Company and thereafter, the Executive must hold in confidence and not disclose, use, or publish, any of the Company’s Confidential Information (as defined below), except (i) as required in connection with the performance of Executive’s work for the Company, or (ii) with the CEO’s express written authorization. In addition, the Executive must obtain the CEO’s prior written approval before publishing or submitting for publication any material (written, oral, or otherwise) that relates to the Executive’s work for the Company. All Confidential Information is and shall be the sole and exclusive property of the Company and its assigns. If the Executive’s entire right, title and interest in the Confidential Information and any modifications thereto, are not transferred to the Company automatically by law, the Executive hereby irrevocably transfers and assigns to the Company any rights the Executive has or acquires in any Confidential Information. Except as otherwise expressly provided herein, this Agreement does not, and shall not be construed to, grant to the Executive any license or right of any nature with respect to any Confidential Information.

8 (b) “Confidential Information” means any and all confidential knowledge, data or information, in any form or medium, whether marked as confidential or proprietary or which under the circumstances ought to reasonably be treated as such, that is related, directly or indirectly, to the Group’s business, as conducted or as proposed to be conducted, including without limitation: (a) trade secrets, copyrights, trademarks, patents, Intellectual Property (as defined below), Company Inventions (as defined below), Invention Records (as defined below), ideas, processes, computer source and object code, data, formulae, programs, other works of authorship, know-how, improvements, discoveries, developments, designs, and techniques; (b) information regarding products, actual or demonstrably anticipated research and development, marketing and business plans, budgets, financial statements, contracts, prices, suppliers, and customers; (c) information regarding compensation paid to any of the Group’s employees, consultants, contractors, and other service providers; (d) the existence of any business discussions, negotiations, or agreements between the Group and any third party; (e) all memoranda, books, notes, records, email transmissions, charts, specifications, lists and other documents made, reproduced, compiled, received, held or used by the Executive in connection with the Executive’s employment by the Company. (c) The Executive shall have no obligation under this Agreement to maintain in confidence any information that: (i) is in the public domain at the time of disclosure, (ii) though originally Confidential Information, subsequently enters the public domain other than by breach of the Executive’s obligations hereunder or by breach of another Person’s confidentiality obligations; or (iii) becomes available to Executive from a source independent of the Company and without confidentiality obligations, other than by breach of the Executive’s obligations hereunder or by breach of another Person’s confidentiality obligations. If the Executive is required to disclose any Confidential Information to comply with a court order or other government demand, the Executive shall, to the extent legally permissible, seek the highest level of protection available and give the Company as much prior notice as possible to provide a reasonable opportunity to seek a protective order. (d) Third Party Information. The Executive understands that the Company receives confidential and proprietary information from party parties (the “Third Party Information”), subject to a duty on the Company’s part to maintain the confidentiality of such information and to use it only for certain limited purposes. During the Executive’s employment and thereafter, the Executive shall hold Third Party Information in strict confidence and not disclose it to anyone, subject to Sections 6.1(c) and (g), other than to Company personnel who need such information in connection with their work for the Company. The Executive shall not use Third Party Information, except: (i) in connection with the Executive’s work for the Company, or (ii) with the CEO’s express written authorization. (e) No Improper Use of Information of Third Parties. The Executive represents that the Executive’s employment by the Company does not and will not breach any obligation to or agreement with any third party (including, without limitation, former employers), including any non-compete agreement or any agreement to keep information acquired by the Executive in confidence or trust prior to the Executive’s employment by the Company. The Executive further represents that the Executive has not entered into, and will not enter into, any agreement, either written or oral, in conflict herewith. During the Executive’s employment by the Company, the Executive will not improperly use,

9 disclose or incorporate into the Group’s products, processes, machines or Company Inventions, any confidential information, trade secrets or proprietary information of any former employer or other third party, unless such party consented to such use and with the CEO’s express written authorization. (f) Further obligations. Executive further agrees: (i) not to make copies of Confidential Information or any portions thereof except as authorized by the Company; (ii) not to alter or remove from any Confidential Information any proprietary, copyright, trademark, or trade secret notices or markings; (iii) to report to the Company of any breach or unusual event relating to Confidential Information; (iv) to adhere to any demands required by the Company (including third parties to whom it has confidentiality obligations) to prevent disclosure or use of Confidential Information (including Third Party Information) and minimize any damages relating to such use or disclosure; and (v) not to cause damage to the Group’s reputation, customer database or business in any way whatsoever. (g) Permitted Disclosure. For the avoidance of doubt, nothing in this Agreement limits, restricts or in any other way affects the Executive communicating with any governmental authority or entity concerning matters relevant to the governmental authority or entity. No confidentiality or other obligation that the Executive owes to the Company prohibits the Executive from reporting possible violations of law or regulation to any governmental authority or entity under any applicable whistleblower protection provision of applicable Israeli, Canadian, U.S. Federal or U.S. State law or regulation (including Section 21F of the Securities Exchange Act of 1934 or Section 806 of the Sarbanes-Oxley Act of 2002), or requires the Executive to notify the Company of any such report. 6.2 Intellectual Property (a) “Intellectual Property” means any and all intellectual property rights and proprietary rights existing in any jurisdiction throughout the world, including any rights in or to: (i) patents, patent applications, patent rights, inventions, industrial designs, industrial design applications, industrial design rights, ideas, discoveries and invention disclosures (whether or not patentable), and any divisionals, continuations, continuations-in-part, reissues, renewals, reexaminations and extensions of any of the foregoing; (ii) trademarks, service marks, trade names, trade dress, logos, packaging designs, slogans, other indicia of source, Internet domain names and URLs, and registrations and applications for registration of any of the foregoing and any divisionals and renewals thereof, together with any goodwill symbolized thereby; (iii) copyrightable works (including with respect to software and compilations of data), whether published or unpublished, including all copyrights, copyright registrations and applications; (iv) trade secrets, and confidential or proprietary information, data, know-how, techniques, designs, processes and formulas; (v) Germplasm, plant varieties, and applications and registrations for plant varieties issued by or pending before any Governmental Authority, including under the

10 Plant Variety Protection Act (United States) or the Plant Breeders’ Rights Act (Canada); and (vi) circuit topographies, database rights and software. (b) “Germplasm” means any living or preserved biological tissue or material which may be used for the purpose of plant breeding and/or propagation, including but not limited to plants, cuttings, seeds, clones, cells, tissues, plant materials, and genetic materials (including but not limited to nucleic acids, genes, promoters, reading frames, regulatory sequences, terminators, chromosomes whether artificial or natural, and vectors). (c) Ownership of Company Inventions. The Executive hereby agrees, acknowledges and declares that all Intellectual Property made, developed, conceived, reduced to practice or learned by the Executive, in whole or in part, whether alone or jointly with others, during the period of the Executive’s employment with the Company (including after hours, on weekends or during vacation time, even prior to the Effective Date) that (i) relate in any manner to the actual or demonstrably anticipated business, work, or research and development of the Company or the Group, (ii) are developed in whole or in part on the Company’s time or using Company’s equipment, supplies, facilities or Confidential Information, or (iii) result from or are suggested by any task assigned to the Executive or any work performed by the Executive for or on behalf of the Company or the Group, or by the scope of the Executive’s duties and responsibilities with the Company or the Group (the “Company Inventions”) are, from their inception, and shall remain at all times the sole and exclusive property of the Company or its assigns. (d) Assignment of Company Inventions. Notwithstanding the forgoing, if an Executive's entire right, title and interest in the Company Inventions are not transferred to the Company automatically by law, the Executive hereby irrevocably assigns and transfers to the Company and agrees to assign and transfer in the future, for no additional consideration or compensation, the Executive’s entire right, title and interest in and to all Company Inventions. (e) Company Inventions Waiver. Without derogating from the aforementioned, the Executive hereby explicitly waives any interest, claim or demand that the Executive may have for, or may be entitled to, with respect to any consideration, compensation or royalty in connection with the Company Inventions, including but not limited to, any claims for consideration, compensation or royalty pursuant to Section 134 of the Israeli Patents Law-1967 (the “Patents Law”). The Executive further waives the right to bring any claims, demands or allegations to receive compensation, consideration or royalties with respect to the Company Inventions before any competent authority, including without limitation the Committee for Compensation and Royalties under the Patents Law (the “Committee”). Notwithstanding the above, in the event that, despite the parties’ agreement hereunder and the aforementioned waiver, it is determined by any competent authority (including but not limited to the Committee) that for any reason whatsoever the Executive is or will be entitled to consideration, compensation or royalties in connection with one or more Company Inventions, the Executive agrees and acknowledges that the Special Consideration will be deemed the sole and final consideration, compensation or royalty payments to which Executive is, and will be, entitled to in connection with such Company Inventions. This Agreement is intended to serve as an “agreement” for the purpose of section 134 of the Patents Law.

11 (f) Prior Inventions. The Executive has disclosed at Exhibit B a complete list of all Intellectual Property and Germplasm that the Executive has, or has caused to be, alone or jointly with others, conceived, developed, or reduced to practice prior to the commencement of the Executive’s employment by the Company, in which the Executive has an ownership interest or which the Executive has a license to use, and that the Executive wishes to have excluded from the scope of this Agreement (collectively referred to as “Prior Inventions”). If no Prior Inventions are listed in Exhibit B, the Executive warrants that there are no Prior Inventions. The Executive represents and warrants that, other than as disclosed under Exhibit B, the Executive does not possess any Intellectual Property or Germplasm of any third party, including but not limited to any prior employer or competitor of the Company, and the Executive shall not acquire or use the Intellectual Property or Germplasm of any third party in the course of performing duties pursuant to this Agreement. The Executive agrees that the Executive will not incorporate, or permit to be incorporated, Prior Inventions, including Germplasm, in any Company Invention and not to bring the Germplasm of any third party onto Company premises. Notwithstanding the foregoing, if in the course of the Executive’s employment with the Company, the Executive incorporates a Prior Invention into a Company process, machine, Company Invention or other work, the Executive shall, as a condition to such incorporation (i) seek the CEO’s prior written consent to such incorporation of Prior Inventions into such process, machine, Company Invention or other work; and (ii) grant the Company a non-exclusive, perpetual, fully-paid and royalty-free, irrevocable and worldwide license, with rights to sublicense through multiple levels of sub-licensees, to reproduce, make derivative works of, distribute, publicly perform, and publicly display in any form or medium, whether now known or later developed, make, have made, use, sell, import, offer for sale, and exercise any and all present or future rights in, such Prior Invention. The Executive agrees that the Executive’s failure to obtain the CEO’s prior consent shall not affect the grant of license relating to Prior Inventions as specified under this Section 6.2(f). (g) Waiver of Moral Rights. The Executive hereby explicitly and irrevocably: (1) waives any interest, claim or demand for any Moral Rights that the Executive has or may have in the future, with respect to the Company Inventions in favor of the Company and the Group, and their heirs, successors, authorized licensees and users, and transferees; and (2) consents not to assert Moral Rights that the Executive may have in relation to any Company Invention against the Company or the Group, or their heirs, successors, authorized licensees and users, or transferees. “Moral Rights” as used herein, means the rights of an author under Section 45 of the Israeli Copyright Law, 2007, or any other similar provision under any law of any applicable jurisdiction, including the right of the author to be known as the author of their work; to prevent others from being named as the author of their work; or to prevent others from making deforming changes in their work in a manner that reflects negatively on their professional standing, their goodwill or dignity. (h) Notice Obligations. During the period of the Executive’s employment with the Company and for one (1) year thereafter, the Executive shall promptly and fully disclose to the Company in writing (a) all Company Inventions authored, conceived, or reduced to practice by the Executive, either alone or with others; and (b) all Intellectual Property made, conceived or reduced to practice by Executive, alone or with others, regardless of Executive’s opinion as to whether such Intellectual Property meets the definition of Company Inventions.

12 (i) Government or Third Party; Other Obligations. The Executive also agrees to assign all of the Executive’s right, title, and interest in and to any particular Company Invention to a third party as may be directed by the Company. The Executive further acknowledges that the Company may from time to time enter into agreements with other Persons that impose obligations or restrictions on the Company regarding Company Inventions or the confidential nature of such inventions. The Executive agrees to be bound by all such obligations and restrictions and to take all action necessary to discharge the obligations of the Company thereunder. (j) Enforcement of Intellectual Property and Assistance. During the Executive’s employment and thereafter, the Executive shall assist the Company to obtain and enforce United States, Canadian, Israeli and foreign Intellectual Property relating to the Company Inventions in all jurisdictions and the Executive shall execute and deliver such further conveyance instruments and take such further actions as may be necessary or desirable to register such Intellectual Property by the competent authorities and evidence more fully the transfer of ownership of the Company Inventions to the Company and to defend and enforce the Intellectual Property. The Executive therefore agrees that, if necessary, the Executive will: (a) execute, acknowledge, and deliver any affidavits or documents of assignment and conveyance regarding the Company Inventions; (b) serve as witness or consultant as reasonably requested; (c) assert the Executive’s Moral Rights against third parties not granted waivers of Moral Rights under Section (f), and appoint the Company, or its successor in title, as the Executive’s representative in enforcing such Moral Rights; and (d) perform any other acts deemed necessary to carry out the intent of this Agreement. In the event the Company is unable, whether because of the Executive’s mental or physical incapacity, unavailability, or for any other reason, to secure the Executive’s signature on any document needed in connection with such purposes, the Executive hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as the Executive’s agent and attorney-in-fact, which appointment is coupled with an interest, to act on the Executive’s behalf to execute and file any such documents and to do all other lawfully permitted acts to further such purposes with the same legal force and effect as if executed by the Executive. (k) Germplasm. In the course of performing duties pursuant to this Agreement, Executive shall only use Germplasm provided by the Company, and Executive agrees that any such Germplasm provided by the Company remains the sole property of the Company and that such Germplasm shall not be removed from Company premises without the prior written consent of the CEO. (l) Records. The Executive agrees to keep and maintain adequate and current records (in the form of notes, sketches, drawings, flow charts, electronic data or recordings, laboratory notebooks and in any other form that is required by the Company) of all Company Inventions (“Invention Records”), which records shall be available to, and remain the sole property of, the Company at all times. The Executive agrees not to remove such records from the Company's place of business except as expressly permitted by the Company. Executive agrees to return all such records (including any copies thereof) to the Company at the time of termination of the Executive’s employment with the Company and at any other such time as requested by the Company. 6.3 Non-Competition. The Executive shall not, at any time during the Restricted Period, either individually or in partnership or jointly or in conjunction with any Person, whether as principal,

13 agent, consultant, employee, partner, director, shareholder (other than an investment of less than five (5) per cent of the shares of a company traded on a registered stock exchange or traded in the over the counter market in Canada), or in any other capacity whatsoever: (a) engage in employment or enter into a contract to do work related to the research into, development, cultivation, production, supply, sales or marketing of cannabis or cannabis derived products, or the development or provision of any services (including, but not limited to, technical and product support, or consultancy or customer services) which relate to cannabis or cannabis derived products (the “Business”); (b) have any financial or other interest (including by way of royalty or other compensation arrangements) in or in respect of the business of any Person that carries on the Business; or (c) advise, lend money to or guarantee the debts or obligations of any Person that carries on the Business; anywhere within Israel. For purposes of this Section 6.3: “cannabis” means (a) any plant or seed, whether live or dead, from any species or subspecies of genus Cannabis, including Cannabis sativa, Cannabis indica and Cannabis ruderalis, marijuana (which has the meaning ascribed to such term under applicable law, including the Controlled Substances Act (United States)) and industrial hemp (which has the meaning ascribed to such term and the term “hemp” under applicable law, including the Industrial Hemp Regulations (Canada) issued under the Cannabis Act and under the Agricultural Marketing Act of 1946 (United States)) and any part, whether live or dead, of the plant or seed thereof, including any stalk, branch, root, leaf, flower, or trichome; (b) any material obtained, extracted, isolated, or purified from the plant or seed or the parts contemplated by clause (a) of this definition, including any oil, cannabinoid, terpene, genetic material or any combination thereof; (c) any organism engineered to biosynthetically produce the material contemplated by clause (b) of this definition, including any micro-organism engineered for such purpose; (d) any biologically or chemically synthesized version of the material contemplated by clause (b) of this definition or any analog thereof, including any product made by any organism contemplated by clause (c) of this definition; and (e) any other meaning ascribed to the term “cannabis” under applicable law, including the Controlled Drugs and Substances Act (Canada) and the Cannabis Act (Canada); and “Restricted Period” means during Executive’s employment with the Company and (a) if the Company terminates the Executive’s employment without Justifiable Cause before the Scheduled End Date, the period until the Scheduled End Date; and (b) if, before the Scheduled End Date, the Executive resigns from the Executive’s employment or the Company terminates the Executive’s employment for Justifiable Cause, the period until the earlier of (i) the Scheduled End Date and (ii) such date that is six (6) months after the date on which the Executive’s employment with the Company terminates. 6.4 Non-Solicitation of Customers. The Executive shall not, during the Executive’s employment and for the one (1) year period immediately following the termination of the Executive’s employment

14 for any reason, whether alone or for or in conjunction with any Person, whether as an employee, partner, director, principal, agent, consultant or in any other capacity whatsoever, directly or indirectly, solicit or attempt to solicit any Customer or Prospective Customer of the Company or the Group (each, a “Subject Cronos Entity”), for the purpose of obtaining the business of any Customer or Prospective Customer or persuading any such Customer or Prospective Customer to cease doing business with or reduce the amount of business it would otherwise provide to a Subject Cronos Entity. For the purpose of this Agreement: “Customer” means any Person that is a current customer or has been a customer of a Subject Cronos Entity during the term of the Executive’s employment with the Company, but in the event of the cessation of the Executive’s employment, “Customer” shall include only those current customers of a Subject Cronos Entity with whom the Executive had direct contact or access to Confidential Information by virtue of the Executive’s role as an employee of the Company at any time during the twelve-month period preceding the date of the cessation of the Executive’s employment; “direct contact” means direct communications with or by the Executive, whether in person or otherwise, for purposes of servicing, selling, or marketing on behalf of the Company, but only if such communications are more than trivial in nature, and in any case excluding bulk or mass marketing communications directed to multiple customers; and, “Prospective Customer” means any Person that has been actively contacted and solicited for its business by representatives of a Subject Cronos Entity, but in the event of the cessation of the Executive’s employment, “Prospective Customer” shall only those prospective customers contacted and solicited within the twelve-month period immediately preceding the date of the cessation of the Executive’s employment, with the involvement and knowledge of the Executive. 6.5 Non-Solicitation of Employees. The Executive shall not, except with the prior written consent of the CEO, during the Executive’s employment and for one (1) year following the termination of the Executive’s employment for any reason, whether alone or for or in conjunction with any Person, whether as an employee, partner, director, principal, agent, consultant or in any other capacity whatsoever, directly or indirectly, solicit or assist in the solicitation of any employee of a Subject Cronos Entity to leave such employment. 6.6 Disclosure. During the Executive’s employment with the Company, the Executive shall promptly disclose to the CEO full information concerning any interest, direct or indirect, of the Executive (whether as owner, shareholder, partner, lender or other investor, director, officer, employee, consultant or otherwise) or any member of the Executive’s immediate family, in any business which is reasonably known to the Executive to purchase or otherwise obtain services or products from, or to sell or otherwise provide services or products to the Company, the Group, or to any of their respective suppliers or Customers. 6.7 Personal Information. The Executive hereby consents to the Company, the Group, and their employees and contractors, wherever they may be located, utilizing and processing the Executive’s personal information, including information regarding the Executive’s salary, social benefits, evaluation and training, data collected from the Executive by the Company, and other data containing personal information with respect to the Executive (the “Personal Information”), for human resources management, audit and compliance purposes, other legitimate business purposes, and such other purposes as may be required by applicable law (collectively, the “Purposes”). The Executive is aware, understands and hereby agrees that the Personal Information shall be kept in the Company’s databases, which may be located in Israel or abroad, and further consents to the transfer of the Personal Information, in whole or in part, to the Group’s databases and to databases operated by third parties engaged by the Group, whether in Israel or abroad. Such third parties may use the Personal Information for the Purposes. All personnel records included in the Personal Information are considered confidential and access shall be limited and restricted to individuals on

15 a “need to know” basis. The Company may share personnel records as needed internally and with third parties as reasonably required in connection with the Purposes. By signing this Agreement, the Executive confirms that the Executive was given the opportunity to ask and request details regarding the transfer and processing of Personal Information. The Executive further acknowledges that the Executive was made aware that the Executive is entitled to contact the Company with any question or concern regarding the Personal Information. 6.8 Computer Equipment (a) The Executive undertakes to safeguard all electronic devices and equipment provided by the Company to the Executive. The Executive shall be responsible and liable for any damage caused to such equipment arising from the Executive’s gross negligence or willful or malicious conduct, and the Executive hereby consents to Company deducting from the Executive’s wages the cost of repairing or replacing (as appropriate in the circumstances) such equipment. (b) The Company email account provided to the Executive during the Executive’s employment is a professional account and should only be used by the Executive for the purpose of performing the Executive’s work for the Company. The Executive is required to use such account for only professional purposes. (c) The Company monitors and records copies of information stored on Company devices, including information saved to and transferred through Company computers, systems, email accounts and networks. Electronic monitoring is performed at all times, without prior notice and by various means: (i) to detect and prevent cyber attacks and system malfunctions; (ii) to investigate employee performance, behaviour or misconduct; and (iii) for other reasonable business purposes. The Executive shall refrain from transferring through or saving on any Company devices or networks any personal information that the Executive does not want the Company to access. The Company may, at any time and without advance notice, restrict access to Company systems and networks, and to any electronic devices and equipment provided by the Company to the Executive. (d) The Executive understands and acknowledges that the Company uses security cameras at its premises and that all activities that occur within Company premises may be recorded and documented. 6.9 Other Employment. During the Executive’s employment with the Company, the Executive shall not, except as a representative of the Company or with the CEO’s prior written approval, whether paid or unpaid, be directly or indirectly engaged, concerned or have a financial interest in any capacity in any other business, trade, professional or occupation. The foregoing restrictions shall not prohibit the Executive from holding securities in any company, which do not exceed 5% of the issued share capital of such company, so long as Executive has no active role in such company as a director, officer, employee, consultant or otherwise. 6.10 Return of Materials. All files, forms, brochures, books, materials, written correspondence (including email and instant messages), memoranda, documents, manuals, computer disks, software products and lists (including financial and other information and lists of customers, suppliers, products and prices) pertaining to the Company which may come into the Executive’s possession or control shall at all times remain the property of the Company. Upon termination of the Executive’s employment for any reason, the Executive agrees to immediately deliver to the

16 Company all such property of the Company in the Executive’s possession or directly or indirectly under the Executive’s control. The Executive agrees not to make, for the Executive’s personal or business use or that of any other person, reproductions or copies of any such property or other property of the Company. 7. Approval of the Medical Cannabis Unit 7.1 The Executive is aware that, in light of the Company’s field of business and pursuant to the Dangerous Drugs Ordinance [New Version], the regulations thereunder, and applicable law, the Executive’s employment in the Position may require the approval of the Medial Cannabis Unit (the “Yakar”), which includes, inter alia, a background check of the Executive’s criminal record conducted with the cooperation of the Israeli police force. It is clarified that the Yakar’s approval may be required at any time during the Executive’s employment with the Company. 7.2 The Executive hereby authorizes the Company to transfer any Personal Information as may be required by the Yakar or by any other related parties with respect to the Yakar’s approval process, and undertakes to execute any requested document in this regard. 7.3 Without derogating from the Company’s right to terminate this Agreement in accordance with the applicable law and the provisions of this Agreement, the Executive represents and acknowledges that, if the Company does not receive the Yakar’s approval for the Executive to continue in the Position, or if such approval is withdrawn, the Company shall have the right to terminate the Executive’s employment with immediate effect. The Parties agree that, notwithstanding Section 5 of this Agreement, in such case of immediate termination, the Executive shall only be entitled to a notice period according to the applicable law, unless the Yakar approval is not obtained because the Executive has engaged in conduct that amounts to Justifiable Cause, in which case Section 5.6 of this Agreement will apply. 8. General 8.1 This Agreement constitutes a “Notice” as defined in the Employee and Candidates Notification Law (Terms of Employment and Application Process) – 2002. 8.2 This Agreement is personal and shall not invoke the provisions of any collective bargaining agreement (“Heskem Kibutsi”), collective arrangement (“Hesder Kibutsi”), extension orders (“Tzavei Har’hava”) or any other custom, except and only to the extent so mandated by law. 8.3 The Executive undertakes to keep all his terms of employment (including and not limited to salary and vacation days) confidential. 8.4 Reasonableness of Restrictions and Covenants. The Executive hereby confirms and agrees that the covenants and restrictions contained in this Agreement, including, without limitation, those contained in Section 6, are reasonable and valid the Executive further acknowledges and agrees that the Company may suffer irreparable injury in the event of any breach by the Executive of the obligations under any such covenant or restriction. Accordingly, the Executive hereby acknowledges and agrees that damages would be an inadequate remedy at law in connection with any such breach and that the Company shall therefore be entitled, in addition to any other right or remedy which it may have at law, in equity or otherwise, to temporary and permanent injunctive relief enjoining and restraining the Executive from any such breach.

17 8.5 Survival. Section 6 and this Section survive the termination of this Agreement and the Executive’s employment for any reason whatsoever. 8.6 Entire Agreement. This is the entire agreement between the Parties on the subject matters addressed herein. There are no representations, warranties or collateral agreements, whether written or oral, outside of this written Agreement. This Agreement and the terms and conditions of employment contained herein supersede and replace any prior understandings or discussions between Parties, including the Prior Agreement, regarding the Executive’s employment. 8.7 Amendments. This Agreement may only be amended by written agreement executed by the Parties. However, changes to the Executive’s position, duties, vacation, benefits and compensation, over time in the normal course, do not affect the validity or enforceability of the Agreement. 8.8 Governing Law. This Agreement shall be governed solely by, and construed and enforced in accordance with, the laws of Israel without giving effect to principles of conflicts of law and the courts of Israel, District of Tel Aviv, shall have exclusive jurisdiction over the parties hereto and subject matter hereof. 8.9 Severability. If any provision in this Agreement is determined to be invalid or unenforceable, such provision shall be severed from this Agreement, and the remaining provisions shall continue in full force and effect. 8.10 Assignment. The Company may assign this Agreement to an affiliate or subsidiary, and it enures to the benefit of the Company, its successors or assigns. 8.11 Independent Legal Advice. The Executive acknowledge that the Executive has been encouraged to obtain independent legal advice regarding the execution of this Agreement, and that the Executive has either obtained such advice or voluntarily chosen not to do so, and hereby waives any objections or claims the Executive may make resulting from any failure on the Executive’s part to obtain such advice. 8.12 Waiver. No waiver of any of the provisions of this Agreement shall be effective or binding, unless made in writing and signed by the party purporting to give the same. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions, whether or not similar, nor shall such waiver constitute a continuing waiver, unless expressly stated otherwise. 8.13 Conditions. This Agreement and the Executive’s employment hereunder is conditional on the Company’s satisfaction (determined in the Company’s sole discretion) that the Executive has met the legal requirements to perform the Executive’s role, including but not limited to satisfactory results of any applicable security clearance checks mandated under the laws of Israel, and criminal record checks and other reference checks that the Company or Cronos Group performs. The Executive acknowledges and agrees that in signing this Agreement and providing the Company with the necessary documentation to perform the checks required for the Position and with references, the Executive consents to the Company or its agent performing such checks and contacting references provided by the Executive to the Company. 8.14 Prior Restrictions. By signing below, the Executive represents that the Executive is not bound by the terms of any agreement with any person or entity which restricts in any way the Executive’s hiring by the Company and the performance of the Executive’s expected job duties; the Executive

18 also represents that, during the Executive’s employment with the Company, the Executive shall not disclose or make use of any Confidential Information of any other persons or entities in violation of any of their applicable policies or agreements and/or applicable law. 8.15 Counterparts. This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by electronic transmission, including in portable document format (.pdf), shall be deemed as effective as delivery of an original executed counterpart of this Agreement. [Signature Page Follows]

19 IN WITNESS WHEREOF this Agreement has been executed by the Parties as of this 1st day of April, 2024. CRONOS ISRAEL G.S. CULTIVATION LTD. By: /s/ Michael Gorenstein Name: Michael Gorenstein Title: Authorized Signatory CRONOS GROUP INC. By: /s/ Michael Gorenstein Name: Michael Gorenstein Title: Chief Executive Officer RAN GORELIK /s/ Ran Gorelik

20 EXHIBIT A SECTION 14 APPROVAL אישור כללי בדבר תשלומי מעבידים לקרן פיצויי פיטוריםפנסיה ולקופת ביטוח במקום -1963ג"התשכ, לפי חוק פיצויי פיטורים אני מאשר כי תשלומים ששילם ") החוק: "להלן( 1 1963-ג"התשכ, לחוק פיצויי פיטורים 14בתוקף סמכותי לפי סעיף בעד עובדיו לפנסיה מקיפה בקופת גמל לקצבה שאינה קופת ביטוח כמשמעותה , מעביד החל ביום פרסומו של אישור זה או לביטוח מנהלים "), קרן פנסיה: "להלן( 2 1964-ד"התשכ), כללים לאישור ולניהול קופות גמל(בתקנות מס הכנסה : להלן(הכולל אפשרות לקצבה או שילוב של תשלומים לתוכנית קצבה ולתוכנית שאינה לקצבה בקופת ביטוח כאמור בין אם יש בקופת , לרבות תשלומים ששילם תוך שילוב של תשלומים לקרן פנסיה ולקופת ביטוח"), קופת ביטוח" יבואו במקום פיצויי הפיטורים המגיעים לעובד "), תשלומי המעביד: "להלן(הביטוח תוכנית לקצבה ובין אם לאו ובלבד שנתקיימו "), השכר המופטר: "להלן(פה ששולמו האמור בגין השכר שממנו שולמו התשלומים האמורים ולתקו : כל אלה תשלומי מעביד ) 1( מן השכר המופטר אם משלם 12%מן השכר המופטר או 14%1/3 -לקרן פנסיה אינם פחותים מ )א( המעביד בעד עובדו בנוסף לכך גם תשלומים להשלמת פיצויי פיטורים לקופת גמל לפיצויים או לקופת גם 12% -מן השכר המופטר. לא שילם המעביד בנוסף ל 2 1/3העובד בשיעור של % ביטוח על שם מפיצויי הפיטורים של העובד, בלבד; 72%כאמור, יבואו תשלומיו במקום 2%1/3 לקופת ביטוח אינם פחותים מאחד מאלה: )ב( אם משלם המעביד בעד עובדו בנוסף לכך גם תשלומים להבטחת הכנסה חודשית , מן השכר המופטר 13%1/3 ) 1( בשיעור דרוש , בתכנית שאישר הממונה על שוק ההון ביטוח וחסכון במשרד האוצר, במקרה אובדן כושר עבודה : להלן(לפי הנמוך מביניהם , מן השכר המופטר %2 ½מן השכר המופטר לפחות או בשיעור של % 75להבטחת ");תשלום לביטוח אובדן כושר עבודה" ובמקרה זה יבואו , אם שילם המעביד בנוסף גם תשלום לביטוח אובדן כושר עבודה, מן השכר המופטר% 11 ) 2( שילם המעביד נוסף על אלה גם תשלומים ; בלבד, מפיצויי הפיטורים של העובד% 72תשלומי המעביד במקום מן השכר 2%1/3 להשלמת פיצויי פיטורים לקופת גמל לפיצויים או לקופת ביטוח על שם העובד בשיעור של . פיצויי הפיטורים של העובד% 100יבואו תשלומי המעביד במקום , המופטר –לא יאוחר משלושה חודשים מתחילת ביצוע תשלומי המעביד נערך חוזה בכתב בין המעביד לבין עובד ובו ) 2( וקופת )א( הפנסיה קרן ואת המעביד את תשלומי המפרט בנוסח זה אישור לפי להסדר הסכמת העובד הביטוח, לפי העניין: בחוזה האמור ייכלל גם נוסחו של אישור זה; אלא אם כן נשללה , ויתור המעביד מראש על כל זכות שיכולה להיות לו להחזר כספים מתוך תשלומיו )ב( לחוק ובמידה שנשללה או שהעובד 17או 16זכות העובד לפיצויי פיטורים בפסק דין מכוח סעיפים

21 –" אירוע מזכה. "לעניין זה; משך כספים מקרן הפנסיה או מקופת הביטוח שלא בשל אירוע מזכה . נכות או פרישה בגיל שישים או יותר, מוות צו הרחבה או חוזה , הסכם קיבוצי, אין באישור זה כדי לגרוע מזכותו של עובד לפיצוי פיטורים לפי החוק ) 3( . בגין שכר שמעבר לשכר המופטר, עבודה

22 EXHIBIT B PRIOR INVENTIONS 1. Prior Inventions Disclosure. The following is a complete list of all Prior Inventions: None See immediately below: * * * * * * *